UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2012

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.3%
Education - 18.8%
Adams County, PA, IDA Revenue, Gettysburg College	5.875%	8/15/21	$7,500,000	$7,674,825
Cumberland County, PA, Municipal Authority College Revenue, AICUP Financing Program, Dickinson College	5.000%	11/1/39	1,210,000	1,318,513
Lehigh County, PA, General Purpose Authority Revenues:
Muhlenberg College Project	5.250%	2/1/34	1,075,000	1,193,884
Muhlenberg College Project	5.250%	2/1/39	3,615,000	3,966,703
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program, Delaware Valley College of Science & Agriculture Project	5.000%	11/1/27	1,250,000	1,369,825
AICUP Financing Program, Delaware Valley College of Science & Agriculture Project	5.000%	11/1/42	1,025,000	1,063,622
AICUP Financing Program-Messiah College	5.000%	11/1/22	1,125,000	1,350,169
Clarion University Foundation Inc., SCA	5.250%	7/1/18	1,000,000	1,004,900
Drexel University	5.000%	5/1/31	10,000,000	11,259,300
La Salle University	5.000%	5/1/29	1,740,000	2,000,600
La Salle University	5.000%	5/1/37	1,700,000	1,901,382
La Salle University	5.000%	5/1/42	2,000,000	2,229,880
Shippensburg University Student Services Inc.	5.000%	10/1/30	1,000,000	1,112,390
Shippensburg University Student Services Inc.	5.000%	10/1/35	700,000	765,436
Shippensburg University Student Services Inc.	5.000%	10/1/44	1,625,000	1,761,776
Widener University	5.000%	7/15/20	3,000,000	3,065,280
Pennsylvania State University, Refunding	5.250%	3/1/18	1,000,000	1,007,450
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	8,000,000	9,120,560
Philadelphia, PA, Authority for IDR, Discovery Charter School Project	5.875%	4/1/32	450,000	495,257
Snyder County, PA, Higher Education Authority, University Revenue, Susquehanna University Project	5.000%	1/1/38	2,000,000	2,153,880
State Public School Building Authority, College Revenue, Delaware County Community College Project, AGM	5.000%	10/1/27	1,250,000	1,398,025
Washington County, PA, IDA, College Revenue, Washington and Jefferson College	5.000%	11/1/36	3,700,000	4,013,390

Total Education				61,227,047

Health Care - 21.5%
Allegheny County, PA, Hospital Development Authority Revenue:
Health Center-UPMC Health, NATL	6.000%	7/1/24	1,000,000	1,294,300
Health Center-UPMC Health, NATL	6.000%	7/1/26	2,250,000	2,910,037
Chester County, PA, HEFA, Health System Revenue	5.000%	5/15/40	7,500,000	8,285,925
Lancaster County, PA, Hospital Authority Revenue:
Health Systems, Lancaster General Hospital	5.000%	3/15/31	5,195,000	5,586,807
Health Systems, Lancaster General Hospital	5.000%	7/1/42	6,350,000	7,100,125
McKean County, PA, Hospital Authority Revenue, Bradford Hospital Project, ACA	5.000%	10/1/18	1,265,000	1,128,178
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.125%	1/1/37	3,000,000	3,134,610
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	6,000,000	6,537,180

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/23	$1,200,000	$1,416,096
Acts Retirement-Life Communities	5.000%	11/15/24	3,250,000	3,742,700
Acts Retirement-Life Communities	6.250%	11/15/29	715,000	834,491
Montgomery County, PA, IDA, Health Facilities Revenue, Jefferson Health System	5.000%	10/1/41	6,000,000	6,566,160
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,000,000	1,005,000
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	4,000,000	4,695,520
Pennsylvania State Higher EFA Revenue:
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,340,180
University of Pittsburgh Medical Center	5.000%	5/15/31	8,000,000	8,849,280
Potter County, PA, Hospital Authority Revenue, Charles Cole Memorial Hospital, Radian	6.050%	8/1/24	525,000	525,305
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.000%	11/15/40	4,000,000	4,286,960

Total Health Care				70,238,854

Industrial Revenue - 12.7%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	3,000,000	3,210,690
Beaver County, PA, IDA Revenue, FirstEnergy Generation Corp. Project	2.150%	3/1/17	1,875,000	1,847,025
Delaware County, PA, IDA Revenue, Resources Recovery Facilities	6.200%	7/1/19	1,000,000	1,000,880
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shipping Port	3.375%	7/1/15	13,000,000	13,406,770	(a)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	9,000,000	10,672,740
Pennsylvania State IDA Revenue, Economic Development	5.500%	7/1/23	2,190,000	2,574,301
Philadelphia, PA, Authority for IDR, AMBAC	5.250%	7/1/31	500,000	502,330
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	8,000,000	8,117,840

Total Industrial Revenue				41,332,576

Leasing - 4.6%
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, AMBAC	5.500%	8/1/28	1,000,000	1,195,810
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,560,000	1,560,281
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	11,500,000	12,298,100

Total Leasing				15,054,191

Local General Obligation - 4.5%
Hampden Township, PA, GO	5.000%	5/15/37	1,660,000	1,889,727
Lackawanna County, PA, GO:
AGM	5.875%	9/15/30	4,375,000	4,948,475
AGM	6.000%	9/15/32	2,730,000	3,094,100
Northeastern York, PA, School District, GO, NATL/FGIC	5.000%	4/1/30	2,000,000	2,170,560
Philadelphia, PA, School District, GO, Refunding, AMBAC	5.000%	8/1/17	500,000	544,035
Scranton, PA, School District, GO, AGM	5.000%	7/15/38	2,000,000	2,142,020

Total Local General Obligation				14,788,917

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Power - 3.5%
Philadelphia, PA, Gas Works Revenue, General Ordinance, AMBAC	5.000%	10/1/18	$3,920,000	$4,460,764
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	7,000,000	6,889,890

Total Power				11,350,654

Pre-Refunded/Escrowed to Maturity - 7.1%
Butler County, PA, GO, FGIC	5.250%	7/15/23	500,000	513,275	(b)
Central Dauphin, PA, School District, GO, NATL	6.000%	2/1/18	1,000,000	1,164,610	(b)
Centre County, PA, Hospital Authority Revenue, Mount Nittany Medical Center Project, AGM	6.125%	11/15/39	2,000,000	2,215,180	(b)
Coatesville, PA, Water Guaranteed Revenue	6.250%	10/15/13	15,000	15,709	(c)
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.250%	7/1/18	1,000,000	1,024,600	(b)
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/22	2,845,000	2,911,516	(b)
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/23	2,000,000	2,046,760	(b)
Hopewell Township, PA, Special Obligation	10.600%	5/1/13	5,000	5,167	(c)
Lower Merion, PA, School District, GO	5.000%	5/15/17	2,000,000	2,035,200	(b)
Pennsylvania Convention Center Authority Revenue, FGIC	6.000%	9/1/19	1,000,000	1,271,890	(c)
Pennsylvania State IDA Revenue, Economic Development	5.500%	7/1/23	310,000	385,488	(b)
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue:
AMBAC	5.250%	12/1/16	1,365,000	1,457,779	(c)
NATL	5.250%	12/1/17	1,000,000	1,045,240	(b)
Philadelphia, PA, Gas Works Revenue, NATL	7.000%	5/15/20	330,000	392,779	(c)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.500%	11/15/24	1,000,000	1,092,050	(b)
State Public School Building Authority, School Revenue, Lease Daniel Boone School District Project, NATL	5.000%	4/1/22	1,000,000	1,011,070	(b)
Westmoreland County, PA, GO:
Capital Appreciation, AMBAC	0.000%	8/1/13	2,000,000	1,992,100	(c)
Capital Appreciation, AMBAC	0.000%	8/1/14	1,000,000	987,810	(c)
Wilkes-Barre, PA, Area School District, GO, NATL	5.250%	4/1/22	1,460,000	1,549,688	(b)

Total Pre-Refunded/Escrowed to Maturity				23,117,911

Solid Waste/Resource Recovery - 1.2%
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.750%	12/1/15	4,000,000	3,992,080	(a)

Special Tax Obligation - 8.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	3,000,000	3,172,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	6,000,000	6,404,820	(d)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	15,500,000	15,993,675
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	1,000,000	1,069,260
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	1,040,530

Total Special Tax Obligation				27,681,085

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Transportation - 12.2%
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	$1,315,000	$1,318,485
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	4,000,000	4,390,040
Delaware River, NJ, Port Authority Revenue, Port District Project	5.000%	1/1/25	2,715,000	3,137,644
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/21	1,200,000	1,461,036
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/23	1,000,000	1,210,080
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	6,000,000	6,599,940
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	4,000,000	4,457,120
Pennsylvania State Turnpike Commission Revenue:
AGM	5.000%	6/1/39	2,800,000	3,062,696
Motor License Fund Enhanced	5.000%	12/1/37	2,250,000	2,528,302
Motor License Fund Enhanced	5.000%	12/1/42	3,500,000	3,915,765
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/22	4,355,000	4,837,447	(e)
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/27	2,500,000	2,721,450	(e)

Total Transportation				39,640,005

Water & Sewer - 3.7%
Erie, PA, Water Authority Revenue, AGM	5.000%	12/1/43	7,000,000	7,614,250
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	2,000,000	2,229,220
Philadelphia, PA, Water & Wastewater Revenue, Refunding, AMBAC	5.000%	8/1/22	2,000,000	2,249,860

Total Water & Sewer				12,093,330

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $297,587,027)				320,516,650

SHORT-TERM INVESTMENTS - 0.7%
Health Care - 0.1%
Philadelphia, PA, Hospitals & Higher EFA, Revenue, Children’s Hospital Project, SPA- JPMorgan Chase	0.130%	2/15/14	300,000	300,000	(f)(g)

Public Facilities - 0.6%
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, AGM, SPA-PNC Bank	0.230%	11/1/38	1,900,000	1,900,000	(f)(g)

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,200,000)				2,200,000

TOTAL INVESTMENTS - 99.0% (Cost - $299,787,027#)				322,716,650
Other Assets in Excess of Liabilities - 1.0%				3,148,120

TOTAL NET ASSETS - 100.0%				$325,864,770

(a)	Maturity date shown represents the mandatory tender date.

(b)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2012

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
Radian	— Radian Asset Assurance - Insured Bonds
SCA	— Syncora Capital Assurance Inc. - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds

Ratings Table*

Standard & Poors/Moody’s/Fitch**
AAA/Aaa	0.6%
AA/Aa	31.4
A	42.5
BBB/Baa	21.3
BB/Ba	1.3
A-1/VMIG 1	0.7
NR	2.2

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

Organization and significant accounting policies

Western Asset Pennsylvania Municipals Fund (formerly known as Legg Mason Western Asset Pennsylvania Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to schedule of investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$320,516,650	—	$320,516,650
Short-term investments†	—	2,200,000	—	2,200,000

Total investments	—	$322,716,650	—	$322,716,650

Other financial instruments:
Futures contracts	$41,714	—	—	$41,714

Total	$41,714	$322,716,650	—	$322,758,364

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Pennsylvania, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Pennsylvania.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,192,420
Gross unrealized depreciation	(262,797)

Net unrealized appreciation	$22,929,623

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	88	3/13	$13,021,714	$12,980,000	$41,714

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2012.

Futures Contracts
Primary Underlying Risk	Unrealized Appreciation
Interest Rate Risk	$41,714

During the period ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$10,032,269

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 28, 2013